                                   AGREEMENT

                                    BETWEEN

                        MITSUBISHI CHEMICAL CORPORATION

                                      AND

                        TEXAS BIOTECHNOLOGY CORPORATION

                                      AND

                             SMITHKLINE BEECHAM PLC

                          MITSUBISHI-TBC-SB AGREEMENT

         THIS MITSUBISHI-TBC-SB AGREEMENT, made as of the date of execution by all parties hereof, between Mitsubishi Chemical Corporation, a company organized under the laws of the country of Japan, having a principal place of business at Tennoz Central Tower, 2-24 Higashishinagawa 2-chome, Shinagawa-Ku, Tokyo 140 Japan ("Mitsubishi"), Texas Biotechnology Corporation, a company organized under the laws of the state of Delaware and having a place of business at 7000 Fannin, Houston, Texas 77030, U.S.A. ("TBC"), and SmithKline Beecham plc, a company organized under English law and having its registered office at New Horizons Court, Brentford, Middlesex TW8 9EP, England ("SB"),

                                WITNESSETH THAT:

         WHEREAS, an assignment agreement ("Assignment Agreement") was entered into on April 30, 1997 between TBC, Mitsubishi, and Genentech, Inc., a Delaware corporation having a principal place of business at 460 Point San Bruno Blvd., South San Francisco, California 94080 ("Genentech") under which:

         (a) Genentech and Mitsubishi have terminated all of Genentech's rights and obligations under the June 30, 1987 MG Agreement between Mitsubishi and Genentech, as amended by the parties on June 25, 1992 and May 27, 1993 ("MG Agreement") with respect to Prior Licensed Product (as defined in the Assignment Agreement), and

         (b) Genentech has assigned to Mitsubishi all of Genentech's rights and obligations under the May 27, 1993 Sublicense and License Agreement between Genentech, Inc. and Texas Biotechnology Corporation, as subsequently amended by Genentech and TBC ("GT Agreement").

         WHEREAS, as a result of such Assignment Agreement, TBC has the right to grant certain licenses or sublicenses thereunder, in the United States of America and Canada ("Territory") relating to a composition of matter known as argatroban; and

         WHEREAS, SB desires to obtain certain licenses and sublicensees in the Territory from TBC under the aforesaid patents and know-how, and TBC is willing to grant to SB such licenses and sublicenses, upon terms which have been mutually agreed by the TBC and SB ("License");

         WHEREAS, SB desires to obtain the supply of argatroban, in bulk active ingredient form, in the Territory from Mitsubishi, which SB will require to fully exercise its rights under such License, upon terms which have been mutually agreed by Mitsubishi and SB ("Supply Agreement");

         WHEREAS, in view of the Assignment Agreement, SB has concluded that TBC and Mitsubishi will need to agree to the following warrants, representations, waivers and consents as a condition for SB's execution of the License and the Supply Agreement;

         WHEREAS, TBC and Mitsubishi are willing to agree to such warrants, representations, waivers and consents.

         NOW, THEREFORE, in consideration of the covenants and obligations expressed herein, and intending to be legally bound, and otherwise to be bound by proper and reasonable conduct, the parties agree as follows:

SECTION 1-WARRANTS/REPRESENTATIONS/WAIVERS/CONSENTS WITH RESPECT TO THE MG AGREEMENT

1.1 EXCLUSIVITY AND TERM OF MG AGREEMENT-Mitsubishi and TBC each expressly waive Section 2.04 of the MG Agreement and expressly consent to the application of the Exclusivity Period to the entirety of the term of the MG Agreement. In addition, Mitsubishi and TBC each expressly waive the term expiration provisions of Section 12.01 of the MG Agreement and each expressly consent that the term of the MG Agreement shall expire, on a per country basis, upon the later of expiration of Patent Rights in a particular country of the Territory, or 20 years after first commercial introduction of Licensed Product by TBC (or its sublicensee) in such country.

1.2 RIGHT TO GRANT SUBLICENSE TO SB-Mitsubishi expressly consents to the grant of a sublicense to SB under TBC's rights under the MG Agreement. TBC shall guarantee full performance by SB for all obligations under such sublicense. Such sublicense substantially complies with the MG Agreement, the GT Agreement and this MITSUBISHI-TBC-SB AGREEMENT.

1.3 LICENSED PRODUCT-Mitsubishi and TBC each expressly consent to the amendment of the definition of "Licensed Product" in the MG Agreement to mean the chemical compound known as argatroban, also known as MCI-9038, whose more specific chemical name is (2R,4R)-4-methyl-l-[N2-(3-methyl-1,2,3,4-tetrahydro-8-quinolinesulfony
         1)-L- arginyl]2-piperidinecarboxylic acid monohydrate, its prodrugs and metabolites, and all pharmaceutically active derivatives thereof, such as, but not limited to, esters, salts, hydrates, solvates, polymorphs and isomers thereof, and shall include compositions comprising such compound, prodrug or metabolites, or esters, salts, hydrates, solvates, polymorphs and isomers.

1.4 FIELD-Mitsubishi and TBC each expressly consent that each of the terms "Field" and "TBC Field" as used in the MG Agreement and/or any amendment thereof encompass any use of Licensed Product, other than the use of Licensed Product for the coating of stents, related to the therapeutic, palliative, or prophylactic treatment of any human condition for any cardiovascular, renal, neurological, or immunological purpose, including, but not limited to, the indications of anti-coagulant therapy in heparin-induced or heparin-associated thrombocytopenia ("HIT"), anti-coagulant therapy in heparin induced or heparin-associated thrombocytopenia and thrombosis syndrome ("HITTS") and anti-coagulation therapy in acute myocardial infarction ("AMI"), [*]








         [*] This information has been omitted in reliance on Rule 24B-2 under the Securities Exchange Act of 1934, and has been filed separately with the Securities and Exchange Commission.

         as well as cerebral ischemic stroke, provided, however, that if Mitsubishi should terminate the GT Agreement and the MG Agreement with respect to an indication in accordance with Paragraph 1.9 of this MITSUBISHI-TBC-SB AGREEMENT, such indication shall automatically be excluded from the scope of the term 'Field'.

1.5 FIRST [*] RIGHT TO LICENSE TO USE PRODUCT OUTSIDE OF THE FIELD-Mitsubishi agrees that, during the term of the License, SB has the first [*] right to an exclusive license, under patents and know-how owned or controlled by Mitsubishi, to use, sell, offer for sale and import Licensed Product in the Territory for use outside of the Field, upon terms and conditions to be negotiated in good faith by the parties. [*] of Licensed Product in the Territory shall be excluded from the aforesaid first [*] right, provided that Mitsubishi shall first provide SB with all protocols for any preclinical or clinical trials of Licensed Product which will be carried out for [*] for the purpose of regulatory filings in the Territory (regardless of where in the world such trials are carried out), [*]

1.6 SUPPLY AFTER TERM-Mitsubishi expressly consents that after the term of the MG Agreement, it shall be willing to provide supply of Licensed Product to SB upon terms and conditions to be negotiated between Mitsubishi and SB in good faith, which terms shall be no less favorable to SB as the terms which exist in the Supply Agreement, and which terms shall be agreed upon by SB and Mitsubishi within a reasonable period of time prior to the expiration of the term of the MG Agreement to ensure that there is no interruption in SB's distribution of Licensed Product to the marketplace.

1.7 PATENT RIGHTS-Mitsubishi expressly warrants and represents that the definition 'Patent Rights' as used in the MG Agreement shall mean (a) all patents and patent applications which are or become owned by Mitsubishi, or to which Mitsubishi otherwise has, now or in the future, the right to grant licenses, which generically or specifically claim Licensed Product, a process for formulating Licensed Product, an intermediate used in such process or a use of Licensed Product in the Field, (b) all continuations, continuations-in-part, divisions, patents of addition, reissues, renewals or extensions thereof and all SPCs (i.e., a right based upon a Patent Right to exclude others from making, using or selling Licensed Product, such as a Supplementary Protection Certificate), and (c) any patents or patent applications which generically or specifically claim any improvements on Licensed Product or intermediates or formulation processes required or useful for production of Licensed Product which are developed by Mitsubishi, or which Mitsubishi otherwise has the right to grant licenses, now or in the future, during the term of the MG Agreement.

1.8 NO GENENTECH PATENT RIGHTS WITH RESPECT TO ARGATROBAN-Mitsubishi and TBC expressly warrant and represent that Genentech has warranted and represented to them that, as of April 30, 1997, Genentech had no pending or issued patents in the Territory which would be





__________________________________

           [*] This information has been omitted in reliance on Rule 24B-2 under the Securities Exchange Act of 1934, and has been filed separately with the Securities and Exchange Commission.

         infringed by the making, having made, use, sale, offer for sale or importation of Licensed Product in the Territory for any purpose contemplated by this MITSUBISHI-TBC-SB AGREEMENT.

1.9      FAILURE TO [*]

                 (a) In the event that TBC and SB fail to have determined a 'go' position for proceeding to clinical trials in AMI on or before three (3) months after TBC and SB have received all the data from Synthelabo related to the clinical trials for AMI being conducted by Synthelabo as of the date of last written below, in a form which is practicable for evaluation, [*] In the event that [*] but not with respect to [*] by written notification to TBC, and provided that [*]

                 (b) Within four (4) months after the execution of the License, the Joint Development Committee (as defined in the License) will meet to consider the development of the Licensed Product for the indication of cerebral ischemic stroke. Mitsubishi shall be entitled to attend all meetings of the Joint Development Committee and the Joint Marketing Team contemplated by the License, provided that such meetings shall be held at the convenience of only SB and TBC, Mitsubishi shall be a non-voting observer, and such attendance shall be at Mitsubishi's expense. Within one (1) year after the initial meeting of the Joint Development Committee regarding development of Licensed Product for the cerebral ischemic stroke indication, the Joint Development Committee will [*] decision with respect to a decision [*] unless Mitsubishi agrees to extend such one (1) year period. In the event that the Joint Development Committee makes a [*]

                 (c) At any time after the [*] of the Effective Date (as defined in the License), Mitsubishi may present to the Joint Development Committee proposals for the development of Licensed Product for indications, applications or formulations in the Field [*] or for indications, applications or formulations outside the Field [*] Such proposals shall be in the English language and shall contain sufficient data and information reasonably supporting the clinical use and commercial potential of Licensed Product for the proposed indication, application or formulation to enable an appropriate consideration of such indication, application or formulation by the Joint Development Committee. Within [*] of a proposal Product for the proposed indication, application or formulation to enable an appropriate consideration of such indication, application or formulation by the Joint Development Committee. Within [*] of a proposal which meets all of the qualifications outlined in this Paragraph, the Joint Development Committee will make a 'go' or 'no go' decision [*] If the Joint Development Committee makes a [*] with respect to an indication, application or formulation in the Field, [*]





__________________________________

           [*] This information has been omitted in reliance on Rule 24B-2 under the Securities Exchange Act of 1934, and has been filed
                          separately with the Securities and Exchange Commission

                 (d) In the event that [*] or in the event that the Joint Development Committee makes a 'no go' decision with respect to an indication, application or formulation outside of the Field [*] Mitsubishi may develop Licensed Product for the Terminated Item in the Territory [*] provided that SB shall have the first [*] right to commercialize Licensed Product in the Territory for the Terminated Item [*] In the event that [*] or in the event that the parties [*] In the event that [*] or in the event that [*] and in no event may [*]

1.10 TERMINATION OF RIGHT TO TERMINATE FOR FAILURE TO ACHIEVE MILESTONES IN THE MG AGREEMENT AND THE GT AGREEMENT- Mitsubishi hereby waives any and all rights to terminate the MG Agreement and the GT Agreement due to TBC or its sublicensee's failure to comply with the milestone timeline requirements set forth in Section 5.1 of the GT Agreement, or the milestone timeline requirements set forth in the June 30, 1995 Extension Agreement between Mitsubishi, Genentech and TBC ("Extension") and the July 10, 1996 Understanding between Mitsubishi and TBC ("Understanding"), or the milestone timeline requirements of the MG Agreement as they relate to the filing for U.S. marketing approval by January 1, 1996, provided that TBC shall diligently pursue filing of a NDA in cooperation with SB and in accordance with SB's business, legal, medical and scientific judgment and SB's normal practices and procedures for compounds having similar technical and commercial potential. Said waiver is expressly understood to include any failure of TBC or its sublicensee to meet any of the requirements set forth in the preceding sentence whether they occur before or after the date of full execution of this MITSUBISHI-TBC-SB AGREEMENT. Mitsubishi further expressly consents that TBC has completely fulfilled the requirements set forth in the Understanding within the timelines set forth therein. Once the New Drug Application ("NDA") for HIT has been filed, TBC shall thereafter provide Mitsubishi with quarterly written updates on the progress of the NDA and all clinical studies in the Field.

1.11 TRADEMARK-Mitsubishi expressly warrants and represents that it owns the trademark NOVASTAN in the U.S. and Canada, and their respective territories and possessions, and that it will promptly apply for the trademark NOVASTAN in Puerto Rico.

1.12 RIGHT TO GRANT LICENSE TO TRADEMARK-Mitsubishi expressly warrants and represents that it has the right to license the trademark NOVASTAN exclusively to TBC, and that it has not licensed NOVASTAN to any other party, in the U.S., Canada, and their respective territories and possessions.

1.13 NO TRADEMARK INFRINGEMENT-Mitsubishi expressly warrants and represents that, to the best of its knowledge, the trademark NOVASTAN does not infringe any trademark rights, and is available for use and registration in the U.S., Canada and their respective territories and possessions.





__________________________________

           [*] This information has been omitted in reliance on Rule 24B-2 under the Securities Exchange Act of 1934, and has been filed
                          separately with the Securities and Exchange Commission

1.14 IDENTITY OF LICENSOR OF TRADEMARK-Mitsubishi expressly warrants and represents that it is the Licensor in the Trademark License Agreement ("Trademark Agreement") between Mitsubishi Kasei Corporation and Texas Biotechnology Corporation ("TBC"), in that Mitsubishi Kasei Corporation changed its name to Mitsubishi Chemical Corporation.

1.15 RIGHT TO EXCLUSIVE USE OF TRADEMARK-Mitsubishi expressly consents to the amendment of the April 20, 1994 Trademark License Agreement between Mitsubishi Kasei Corporation and TBC ("Trademark Agreement") such that TBC's right to use the trademark NOVASTAN is exclusive in the Territory.

1.16 FIELD OF USE FOR TRADEMARK-Mitsubishi expressly consents that (i) the term "Field" as used in the Trademark Agreement is the same as outlined in Paragraph 1.4 of this MITSUBISHI-TBC-SB AGREEMENT, and
         (ii) the definition of the chemical compound set forth in Exhibit B of the Trademark Agreement will conform to the definition set forth in
         Section 1.3 of this MITSUBISHI-TBC-SB AGREEMENT.

1.17 RIGHT TO LICENSE TO USE TRADEMARK OUTSIDE OF THE FIELD-Mitsubishi agrees that, in the event that SB has obtained a license to use Licensed Product outside of the Field as a result of SB's exercise of its first [*] right, SB, at its election, shall have a royalty-free exclusive license to use Trademark with respect to Licensed Product in the Territory for such uses outside of the Field for which SB has exercised such rights.

1.18 USE OF TRADEMARK AFTER TERM-Mitsubishi expressly consents that after the term of the MG Agreement, SB shall have an exclusive license to use Trademark with respect to Licensed Product in the Field (and with respect to areas outside of the Field for which SB has exercised its first [*] right), provided that such license shall be [*] for so long as Mitsubishi is providing supply of Licensed Product to SB in the Territory, and in the event that [*] such license shall be [*]

1.19 NO RIGHTS OUTSIDE FIELD IN THE TERRITORY-Mitsubishi expressly consents that it shall not use the trademark NOVASTAN for any use outside of the Field in the Territory, either on its own, or through any arrangement with any Third Party, including, but not limited to, any licensing, distribution or comarketing arrangement.

1.20 RIGHT TO GRANT SUBLICENSE TO TRADEMARK-Mitsubishi expressly consents to the grant of an exclusive, royalty free, sublicense to SB under TBC's rights under the Trademark Agreement, subject to TBC's right to copromote Licensed Product in the event that SB determines it wants such a sublicense.





__________________________________

           [*] This information has been omitted in reliance on Rule 24B-2 under the Securities Exchange Act of 1934, and has been filed
                          separately with the Securities and Exchange Commission

1.21 TERM OF SUBLICENSE RIGHT TO USE TRADEMARK-Mitsubishi expressly consents that the term of SB's right to a sublicense under the Trademark Agreement shall correspond to the term of the MG Agreement, except as otherwise provided in Section 1. 18 of this MITSUBISHI-TBC-SB AGREEMENT. Mitsubishi expressly states that as the owner of the trademark NOVASTAN, it controls the nature and quality of the product on which SB will use the trademark NOVASTAN under a sublicense from TBC. SB agrees to provide samples of the finished product, labels, and packaging to Mitsubishi and TBC, upon request, for their review of the nature and quality of the product and the proper use of the NOVASTAN trademark by SB.

1.22 USE OF TRADEMARK-All warrants, representations and agreements by Mitsubishi with respect to the NOVASTAN trademark hereunder shall be subject to the actual use of such trademark for Licensed Product by SB and TBC in a given country of the Territory.

SECTION 2-WARRANTS/REPRESENTATIONS/WAIVERS/CONSENTS WITH RESPECT TO THE GT AGREEMENT

2.1 ACKNOWLEDGMENT THAT WARRANTS/REPRESENTATIONS/WAIVERS/CONSENTS RELATED TO MG AGREEMENT ARE EQUALLY APPLICABLE TO GT AGREEMENT-Mitsubishi and TBC each expressly consent that all warrants, representations, waivers and consents outlined in Section I of this letter are equally applicable to the GT Agreement.

2.2 TRANSFER OF GENENTECH KNOW-HOW AND GENENTECH ARGATROBAN IND-Mitsubishi and TBC each expressly warrant and represent that all Genentech Know-How (as defined in the Assignment Agreement) and the complete Genentech Argatroban IND (as defined in the Assignment Agreement) have been transferred to Mitsubishi and/or TBC.

2.3 TERM OF GT AGREEMENT-Mitsubishi and TBC each expressly waive the term expiration provisions of Section 8.1 of the GT Agreement and expressly consent that the term of the GT Agreement shall expire, on a per country basis, upon the later of expiration of Patent Rights in a particular country of the Territory, or 20 years after first commercial introduction of Licensed Product by TBC (or its sublicensee) in such country.

2.4 ARGATROBAN DEFINITION-Mitsubishi expressly consents that the definition of "Argatroban" in the GT Agreement shall be amended to have the same meaning as that outlined in Paragraph 1.3 of this MITSUBISHI-TBC-SB AGREEMENT.

2.5 WAIVER OF RIGHT TO CO-MARKET-Mitsubishi expressly waives its exclusive right of first negotiation with regard to co-marketing Licensed Product in the Territory under Section 2.3 of the GT Agreement.

2.6 SUBLICENSE TO SB-Mitsubishi expressly waives the requirements outlined in Paragraph 2.4(a) of the GT Agreement, as well as the last sentence of Paragraph 2.4 with respect to these requirements. In addition, Mitsubishi expressly waives the requirements outlined in

         Paragraph 2.4(d) of the GT Agreement, as well as the last sentence of Paragraph 2.4 with respect to these requirements. Mitsubishi expressly grants its consent under Section 2.4 of the GT Agreement to TBC's grant of a sublicense to SB with respect to SB's exclusive marketing of Licensed Product in the Territory in the Field, subject to TBC's retained right to co-promote Licensed Product with SB as described in the subject agreement.

2.7 FIELD-Mitsubishi expressly consents that the term "Field" as used in the GT Agreement has the same scope as outlined in Paragraph 1.4 of this MITSUBISHI-TBC-SB AGREEMENT under the heading "Field", and expressly waives all references to the term "Genentech Field" in the GT Agreement including any rights that Mitsubishi may have with respect to the Genentech Field.

2.8 WAIVER OF RIGHT TO TERMINATE-Mitsubishi expressly waives Paragraph 8.3 of the GT Agreement during the term of the License, but only with respect to [*]

2.9 PAYMENT OF ROYALTIES-Mitsubishi and TBC agree that the total royalty owed to Mitsubishi by TBC pursuant to the GT Agreement shall be [*] of Net Sales (as defined in the License) of Licensed Product and shall be paid [*]

SECTION 3-MISCELLANEOUS

3.1 INCONSISTENT PROVISIONS-Mitsubishi and TBC each warrant and represent that to the extent the Warrants/Representations/Waivers/Consents outlined in this MITSUBISHI-TBC-SB AGREEMENT are in conflict with any provisions of the MG Agreement and/or the GT Agreement, then the provisions of the MG Agreement and/or the GT Agreement shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to conform with this MITSUBISHI-TBC-SB AGREEMENT.

3.2 GOVERNING LAW-This MITSUBISHI-TBC-SB AGREEMENT shall be deemed to have been made in the State of New York and its form, execution, validity, construction and effect shall be determined in accordance with the laws of the State of New York, U. S. A.

3.3 ENTIRE AGREEMENT-This MITSUBISHI-TBC-SB AGREEMENT, entered into as of the date written above, constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all previous writings and understandings. No terms or provisions of this MITSUBISHI-TBC-SB AGREEMENT shall be varied or modified by any prior or subsequent statement, conduct or act of either of the parties, except that the parties may amend this MITSUBISHI-TBC-SB AGREEMENT by written instruments specifically referring to and executed in the same manner as this MITSUBISHI-TBC-SBN AGREEMENT.





__________________________________

           [*] This information has been omitted in reliance on Rule 24B-2 under the Securities Exchange Act of 1934, and has been filed
                          separately with the Securities and Exchange Commission

3.4 ASSIGNMENT-This MITSUBISHI-TBC-SB AGREEMENT and the license right and licenses herein granted shall be binding upon and inure to the benefit of the successors in interest of the respective parties. Neither this MITSUBISHI-TBC-SB AGREEMENT nor any interest hereunder shall be assignable by either party without the written consent of the other parties provided, however, that any party may assign this MITSUBISHI-TBC-SB AGREEMENT or any part of its rights and obligations hereunder to any affiliate of such party or to any corporation with which such party may merge or consolidate, or to which it may transfer all or substantially all of its assets to which this MITSUBISHI-TBC-SB AGREEMENT relates, without obtaining the consent of the other parties.

3.5 NO PARTNERSHIP OF JOINT VENTURE-This MITSUBISHI-TBC-SB AGREEMENT shall not be deemed to establish a joint venture or partnership between SB and TBC.

3.6 EXECUTION IN COUNTERPARTS-This MITSUBISHI-TBC-SB AGREEMENT may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties, through their authorized officers, have executed this MITSUBISHI-TBC-SB AGREEMENT as of the date last written below.


MITSUBISHI CHEMICAL CORPORATION


BY:      /s/ Kanji Shono
         ---------------------------

TITLE:   Kanji Shono
         ---------------------------

DATE:    August 5, 1997
         ---------------------------



SMITHKLINE BEECHAM plc


BY:      /s/ A. Karabelas
         ---------------------------

TITLE:   Executive Vice President
         ---------------------------

DATE:    August 5, 1997
         ---------------------------

TEXAS BIOTECHNOLOGY CORPORATION


BY:      /s/ David B. McWilliams
         ---------------------------

TITLE:   President
         ---------------------------

DATE:    August 5, 1997
         ---------------------------